UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 10, 2014

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 104
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On February 10, 2014, TSS, Inc. (the “Company”) engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm

Grant Thornton had previously served as the Company’s independent registered public accounting firm from April 20, 2007, until September 17, 2013. In its role as the Company’s independent registered public accounting firm, Grant Thornton issued an audit opinion on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States). The report of Grant Thornton on the consolidated financial statements for the Company for the fiscal year ending December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2012, and the subsequent interim periods through September 17, 2013, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods. For the year ended December 31, 2012, and through September 17, 2013, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the period subsequent to September 17, 2013, and to the engagement of Grant Thornton on February 10, 2014, the Company did not consult with Grant Thornton, regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Anthony Angelini
Anthony Angelini
President and Chief Executive Officer

Date: February 10, 2014